UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 15, 2007
DORAL FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Puerto Rico (State or Other Jurisdiction of Incorporation)	0-17224 (Commission File Number)	66-031262 (IRS Employer Identification No.)
1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico 00920-2717
(Address of Principal Executive Offices, Including Zip Code)
Registrant’s telephone number, including area code: 787-474-6700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     A copy of the press release referred to under Item 8.01 below is attached as Exhibit 99.1 to this Current Report on Form 8-K.
     The information furnished pursuant to this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.
Item 8.01 Other Events.
     On March 15, 2007, Doral Financial Corporation (the “Company”) issued a press release announcing that Doral Bank, FSB (“Doral Bank NY”), its wholly owned New York City-based thrift subsidiary, entered into a definitive purchase and assumption agreement with New York Commercial Bank, the commercial bank subsidiary of New York Community Bancorp, pursuant to which New York Commercial Bank agreed to acquire Doral Bank NY’s 11 existing branches in New York City and assume certain of Doral Bank NY’s assets and liabilities.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
     99.1      Press release dated March 15, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION
Date: March 21, 2007	By:	/s/ Enrique R. Ubarri
		Name:	Enrique R. Ubarri
		Title:	Executive Vice President and General Counsel